GOODWILL AND INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS, NET
NOTE 4:         GOODWILL AND INTANGIBLE ASSETS, NET

a.	Goodwill

Goodwill has been recorded as a result of prior acquisitions and represents excess of the consideration over the net fair value of the assets of the businesses acquired. As of June 30, 2018, the Company had two reporting units – Search and Advertising. The Company performs tests for impairment of goodwill at the reporting unit level at least annually, or more frequently if events or changes in circumstances occur that would more likely than not reduce the fair value of a reporting unit below its carrying value. As of 30 June 2018, the Company determined that there were no indicators of potential impairment with regards to its reporting units which required interim goodwill impairment analysis.

b.	Intangible assets, net

The following is a summary of the intangible assets as of the periods below:

	December 31, 2017	Amortization	Impairment	OCI	June 30, 2018
Intangible assets:
Acquired technology	30,837	-	-	58	30,895
Accumulated amortization	(19,959)	(654)	-	(44)	(20,657)
Impairment	(8,749)	-	-	-	(8,749)
Acquired technology, net	2,129	(654)	-	14	1,489

Customer relationships	31,949	-	-	19	31,968
Accumulated amortization	(18,832)	(502)	-	(14)	(19,348)
Impairment	(10,426)	-	-	-	(10,426)
Customer relationships, net	2,691	(502)	-	5	2,194

Tradename and other	18,457	-	-	82	18,539
Accumulated amortization	(6,858)	(1,245)	-	(34)	(8,137)
Impairment	(5,110)	-	-	-	(5,110)
Tradename and other, net	6,489	(1,245)	-	48	5,292

Intangible assets, net	11,309	(2,401)	-	67	8,975